                             SCHEDULE 14A (Rule 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of Commission Only (as permitted by Rule 14a-
              6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            CROGHAN BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, MAY 12, 1998



                  Notice is hereby given that the Annual Meeting of Shareholders of Croghan Bancshares, Inc., an Ohio corporation, will be held at the main office of The Croghan Colonial Bank, 323 Croghan Street, Fremont, Ohio on May 12, 1998 at 1:00 p.m. local time for the following purposes:

                  1. To elect Directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified; and

                  2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                  Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 1997 Annual Report of the Corporation is also enclosed. Shareholders of record at the close of business on March 20, 1998 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

                  All shareholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please complete, sign, date and return the enclosed proxy form promptly in the envelope provided to assure the presence of a quorum. You may revoke your proxy and vote in person at the Meeting if you desire.


                                             By order of the Board of Directors

                                             /s/ Thomas Hite

                                             Thomas F. Hite, President
                                             and Chief Executive Officer
Fremont, Ohio
March 27, 1998

                            CROGHAN BANCSHARES, INC.

                                 PROXY STATEMENT
                              Dated March 27, 1998
                       For Annual Meeting of Shareholders
                        to be Held Tuesday, May 12, 1998


         This Proxy Statement is furnished by the Board of Directors and Management of Croghan Bancshares, Inc. (the "Corporation") in connection with the solicitation of proxies to be voted at the Corporation's 1998 Annual Meeting of Shareholders, which will be held at 1:00 p.m. on Tuesday, May 12, 1998 at the main office of The Croghan Colonial Bank (the "Bank"), 323 Croghan Street, Fremont, Ohio 43420 (the "Meeting").

         Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Corporation, by submitting a later-dated proxy, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

         The cost of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to shareholders is March 27, 1998.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The close of business on March 20, 1998 has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of that date, 634,526 shares of the Corporation's Common Stock, par value $12.50 per share, were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Corporation at the close of business on March 20, 1998 on all matters that come before the Meeting. Holders of a majority of the shares of Common Stock outstanding on the record date must be either present or represented by proxy at the Meeting to constitute a quorum for the transaction of business. To the knowledge of Management, no person or entity owns beneficially, directly or indirectly, 5% or more of the Corporation's Common Stock as of the date hereof.

                              ELECTION OF DIRECTORS

         The term of office of each current Director of the Corporation will expire at the 1998 Annual Meeting. Directors are to be elected at the Meeting to hold office until the next annual meeting and until their successors shall be duly elected and qualified.

         The Code of Regulations of the Corporation provides that the Board of Directors shall consist of not less than five (5) nor more than twelve (12) members who must be shareholders of the Corporation, with the number of Directors within such range fixed or changed by the shareholders at a meeting for the election of Directors. The Corporation's Code of Regulations provides that the Directors may increase the number of Directors by no more than two (2) and may appoint additional Directors to fill any such new Board seats, provided that the total number of Directors may not exceed twelve (12). The number of Directors has previously been fixed by the shareholders at twelve (12), and no change in such number is proposed this year.

         Shareholders may vote for up to twelve nominees and the twelve nominees receiving the highest number of votes shall be elected as Directors. Shareholders may not vote cumulatively in the election of Directors.

         The following is the slate of the twelve (12) nominees proposed for election as Directors together with their respective ages, occupations, and amount and nature of beneficial ownership of shares of Common Stock as of December 31, 1997. The Board of Directors and Management recommend that you vote "FOR" the election of such nominees as Directors of the Corporation. Each nominee contributes to the breadth of business experience represented on the Board of Directors, and most have long-standing records of service to the Corporation and the Bank as a Director. In the event any of the nominees should be unable to serve, which is not anticipated, the proxy committee, which consists of Directors Thomas Hite, Janet Burkett and Clemens Szymanowski, will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

=================================================================================================================================

  NAME OF DIRECTOR          AGE         PRINCIPAL OCCUPATION                         DIRECTOR      BENEFICIAL        PERCENT
      NOMINEE                          DURING PAST FIVE YEARS                         SINCE       OWNERSHIP           OF
                                                                                        (1)        OF COMMON          CLASS
                                                                                                   STOCK (2)
---------------------------------------------------------------------------------------------------------------------------------
JANET E. BURKETT             63    Secretary and Treasurer of Burkett                  1991           2,265 (3)        .4%
                                   Industries, Inc., an electrical
                                   contracting firm located in Fremont,
                                   Ohio.
---------------------------------------------------------------------------------------------------------------------------------
THOMAS F. HITE               58    President and Chief Executive Officer of the        1987           2,152 (4)        .3%
                                   Corporation and the Bank.
---------------------------------------------------------------------------------------------------------------------------------
JOHN P. KELLER               64    Vice President of Keller-Ochs-Koch Funeral          1973           5,046            .8%
                                   Home located in Fremont, Ohio.
---------------------------------------------------------------------------------------------------------------------------------
STEPHEN A. KEMPER            58    Owner of Kemper Iron and Metal Company, a           1996             746            .1%
                                   recycler and scrap processor located in
                                   Bellevue, Ohio
---------------------------------------------------------------------------------------------------------------------------------
DANIEL W. LEASE              49    President of Wahl Refractories, Inc., a             1994             300            .1%
                                   refractory products manufacturer located in
                                   Fremont, Ohio.
---------------------------------------------------------------------------------------------------------------------------------
ROBERT H. MOYER              69    Chairman of Mosser Construction, Inc., a            1973           5,436 (5)        .9%
                                   commercial construction and contracting
                                   company located in Fremont, Ohio, and a
                                   director of Chemi-Trol Chemical Co. located
                                   in Gibsonburg, Ohio.
---------------------------------------------------------------------------------------------------------------------------------
ALBERT C. NICHOLS            79    Chairman of the Board of the Corporation and        1964           9,000 (6)       1.4%
                                   the Bank.
---------------------------------------------------------------------------------------------------------------------------------
K. BRIAN PUGH                58    President of Clyde Parts Company, an                1996             412 (7)        .1%
                                   automotive parts distributor located in
                                   Clyde, Ohio.
---------------------------------------------------------------------------------------------------------------------------------
CLEMENS J. SZYMANOWSKI       79    Retired, formerly a principal with Tony's           1978          25,400 (8)       4.0%
                                   Bakery in Fremont, Ohio, which has since been
                                   acquired by Nickles Bakery.
=================================================================================================================================

=================================================================================================================================

  NAME OF DIRECTOR          AGE         PRINCIPAL OCCUPATION                         DIRECTOR      BENEFICIAL        PERCENT
      NOMINEE                          DURING PAST FIVE YEARS                         SINCE       OWNERSHIP           OF
                                                                                        (1)        OF COMMON          CLASS
                                                                                                   STOCK (2)
---------------------------------------------------------------------------------------------------------------------------------
J. TERRENCE WOLFE            57    Vice President in charge of the paper             1994            10,000 (9)       1.6%
                                   converting operation of the Robert F. Wolfe
                                   Co. located in Fremont, Ohio.
---------------------------------------------------------------------------------------------------------------------------------
CLAUDE E. YOUNG              65    Chairman of the Board of Progress Plastic         1979            16,730 (10)      2.6%
                                   Products, Inc., a plastics parts
                                   manufacturer with locations in Bellevue and
                                   Tiffin, Ohio.
---------------------------------------------------------------------------------------------------------------------------------
GARY L. ZIMMERMAN            51    Vice President of Swint-Reineck Hardware,         1991                280           .1%
                                   Inc., a hardware store located in Fremont,
                                   Ohio.
---------------------------------------------------------------------------------------------------------------------------------
All Directors and Executive  --                         --                            --              82,152          12.9%
Officers as a Group
(18 Persons) (11)
=================================================================================================================================

(1) Directorships were with the Bank alone until 1983 and with the Bank and the Corporation since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of December 31, 1997.
(3) Includes 2,165 shares held in trust as co-trustee with Mrs. Burkett's husband.
(4) Includes 310 shares owned by Mr. Hite's wife.
(5) Includes 2,024 shares owned by Mr. Moyer's wife in trust.
(6) Includes 2,000 shares owned by Mr. Nichols' wife.
(7) Includes 102 shares owned jointly by Mr. Pugh and his wife and 10 shares owned jointly with his grandson.
(8) Includes 25,200 shares held in trust as co-trustee with Mr. Szymanowski's wife.
(9) Includes 5,000 shares owned by Mr. Wolfe's wife.
(10) Includes 13,998 shares owned jointly by Mr. Young and his wife and 1,288 shares owned individually by his wife.
(11) Includes all executive officers of the Corporation and all executive officers of the Bank.

         No family relationships exist between the Corporation's Directors, nominees and executive officers, except that Janet E. Burkett, a current Director, is an aunt by marriage to William C. Hensley, a Vice President of the Bank. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

         Each Director of the Corporation is also a Director of the Bank. The Board of Directors of the Bank met twelve (12) times during 1997. Meetings of the Board of Directors of the Corporation were held immediately following on seven (7) of these occasions. Each Director, except for Claude E. Young, attended at least seventy-five percent (75%) of the total number of Board meetings and meetings of committees on which he or she served. The Bank has standing audit and compensation committees that function in lieu of audit and compensation committees of the Corporation. The Audit Committee, which consists of Directors Kemper, Lease and Zimmerman, met ten (10) times during 1997. The Audit Committee's primary responsibility is overseeing the activities of the internal and external auditors for the Corporation and the Bank. The Compensation Committee, which consists of Directors Keller, Moyer, and Young, met four (4) times during 1997. The Compensation Committee's primary responsibility is to review the annual compensation and benefits of the Chief Executive Officer and other officers of the Corporation and the Bank and make recommendations to the Board of Directors regarding annual increases and other appropriate changes. Neither the Corporation nor the Bank has a standing nominating committee or a committee performing a similar function.

         During 1997, the Directors received Director's fees at the rate of $450 per Bank Board meeting attended and $200 per committee meeting attended. No separate compensation is paid for meetings of the Corporation's Board of Directors. Directors who are also officers of the Corporation or the Bank do not receive compensation for attendance at any committee meetings.


                               EXECUTIVE OFFICERS

         The following information is furnished concerning executive officers of the Corporation and the Bank, all of whom are elected annually and serve at the pleasure of the Board of Directors of the Corporation and the Bank:

         Name          Age                                Position and Business Background
         ----          ---                                --------------------------------

Albert C. Nichols      79       Mr. Nichols is Chairman of the Board of the Corporation and the Bank and has served in such position since 1984. He first joined the Bank in 1952 and served as President of the Bank from 1968 to 1984.

Thomas F. Hite         58       Mr. Hite is President and Chief Executive Officer of the Corporation and the Bank and has served in such position since 1988. He joined the Bank in 1957 and served as Executive Vice President of the
                                Bank from 1984 to 1988 and Vice President and Secretary of the Corporation from 1983 to 1988.

James K. Walter        61       Mr. Walter has served as Senior Vice President/Commercial Loans of the Bank since 1991 and as Senior
                                Vice President of the Bank from 1988 to 1991. He has also served as Vice President of the
                                Corporation since 1984, Secretary of the Corporation since 1991, and Treasurer of the Corporation from 1984 to 1992. He joined the Bank in 1959 and served as Vice President/Personnel and Marketing of the Bank from 1980 to 1988.

Thomas F. Camella      51       Mr. Camella has served as Vice President/Chief Operating Officer of the Bank since joining the Bank in 1991.

James A. Draeger       57       Mr. Draeger has served as a Vice President of the Bank since 1980, as officer in charge of Real
                                Estate Loans since 1985 and as Agricultural Administrator of the Bank since joining the Bank in
                                1975.

William C. Hensley     54       Mr. Hensley has served as Vice President/Chief Lending Officer of the Bank since 1991. He joined the
                                Bank in 1963 and served as Vice President and Manager of Consumer Loans from 1980 to 1991. He is the nephew of Janet E. Burkett, a director of the Corporation and the Bank.

Barry F. Luse          45       Mr. Luse has served as Vice President/Trust Officer of the Bank since October 1993. He first joined the Bank in 1990 and served as a Trust Officer of the Bank from 1990 to 1993. He has been a member of the Ohio Bar since 1983.

Allan E. Mehlow        42       Mr. Mehlow has served as Vice President/Chief Financial Officer of the Bank since October 1993 and as Controller of the Bank from 1990 to 1993. He has also served as Treasurer of the Corporation since 1992. He joined the Bank in 1975 and served as Controller from 1982 to 1988 and as Auditor from 1988 to 1990. He has carried a CPA designation since 1992.


                             EXECUTIVE COMPENSATION

         The following table sets forth information as to the compensation paid or accrued by the Corporation or the Bank during 1995, 1996 and 1997 for Mr. Thomas F. Hite, President and the Chief Executive Officer of the Corporation. No other executive officer of the Corporation received compensation for services to the Corporation or the Bank during 1997 in excess of $100,000.

 -------------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY COMPENSATION TABLE
 -------------------------------------------------------------------------------------------------------------------------------

                                                                                               LONG TERM                ALL OTHER
                                                                                              COMPENSATION             COMPENSATION
                                                      ANNUAL COMPENSATION                        AWARDS                     (2)
                                             --------------------------------------           ------------             ------------

                                                                          OTHER ANNUAL        RESTRICTED
 NAME AND                                     SALARY                      COMPENSATION        STOCK
 PRINCIPAL POSITION              YEAR         ($)(1)       BONUS ($)        ($)(2)            AWARDS($)       OPTIONS (#)
--------------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hite,                1997         139,353        N/A               N/A               N/A              N/A        N/A
 President and Chief            1996         131,509        N/A               N/A               N/A              N/A        N/A
 Executive Officer              1995         102,135        N/A               N/A               N/A              N/A        N/A
--------------------

(1) Mr. Hite's salary includes fees received by him for services as a Director of the Corporation and the Bank of $5,400 in 1997,
    $7,200 in 1996, and $6,300 in 1995.

(2) No other compensation was provided to Mr. Hite for services to the Corporation or the Bank during 1995, 1996 or 1997 in amounts sufficient to require disclosure.

                          COMPENSATION COMMITTEE REPORT

         The Corporation's executive compensation program is structured to provide competitive compensation based upon an employee's job performance relative to their area of responsibility. To achieve this goal, the Committee authorizes salaries that are competitive with salaries for comparable positions at other banks and bank holding companies of comparable size and performance. The Corporation does not pay performance based bonuses and does not have any stock, option or other compensation plans based on the long term performance of the Corporation.

         To aid in establishing accurate peer group comparison data, the Committee employs the services of an outside consulting firm and also uses compensation surveys provided by the Bank Administration Institute, Employer's Association of Toledo, and Ohio Bankers Association.

         To set an individual's salary within the range indicated by the peer group comparison data for the individual's level of responsibility, the Compensation Committee primarily considers the employee's job performance and contribution to the objectives of the Corporation. These latter factors are determined in the subjective judgment of the Compensation Committee for the Chief Executive Officer and with the benefit of performance reviews and salary recommendations by the Chief Executive Officer for other executive officers of the Corporation. To a lesser extent, the Committee also considers local and national economic conditions and future business prospects of the Bank in setting salary levels for executive officers.

         The Committee established the Chief Executive Officer's salary for 1997 at $133,953, which represents approximately an 8% increase over the previous year's salary of $124,309. The Committee's determination of the Chief Executive Officer's salary for 1997 was based upon the previously noted criteria, including its subjective evaluation of the Chief Executive Officer's performance.

         This report is submitted by the members of the Compensation Committee.

         JOHN P. KELLER            ROBERT H. MOYER               CLAUDE E. YOUNG

                                PERFORMANCE GRAPH

         The following graph is a comparison of the cumulative total shareholder return (change in share price plus reinvested dividends) through December 31, 1997 of an initial $100 investment on December 31, 1992 in (i) the Corporation's Common Stock, (ii) the AMEX Stock Market (American Stock Exchange)-U.S. Companies Stock Index, and (iii) the NASDAQ Bank Index. The comparisons in this table are required by the Securities and Exchange Commission. The cumulative return performance shown on the graph is not intended to forecast or be indicative of future performance.

                               [GRAPHIC OMITTED]

                                                       COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                                                    (Value of an Investment of $100 on December 31, 1992)

                                         12/31/92     12/31/93    12/31/94    12/31/95     12/31/96    12/31/97
                                         --------     --------    --------    --------     --------    --------

      CROGHAN BANCSHARES, INC.             100.00       108.34      116.74      143.76       169.44      208.06

      AMEX STOCK MARKET
        U.S. COMPANIES STOCK INDEX         100.00       117.60      109.60      141.00       143.30      179.00

      NASDAQ BANK INDEX                    100.00       114.00      113.60      169.20       223.40      377.40


          INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

         The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Corporation and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectability or present other unfavorable features. The Corporation and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with others. Loans to Directors and executive officers, including their immediate families and companies in which they are principal owners, totaled $8,020,000 or 25.4% of total shareholders' equity at December 31, 1997. The nature and amount of such indebtedness and transactions during 1997 is such that no disclosure is required for any individual items.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons who own 10% or more of the Corporation's common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by the Commission's regulations to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

         Based on the Corporation's review of the copies of such forms it has received, the Corporation believes that all of its officers, Directors and 10% or greater shareholders complied with all filing requirements applicable to them with respect to transactions during 1997 and have filed no late reports since the beginning of 1997, except that Stephen A. Kemper, a Director of the Corporation and the Bank, filed a Form 5 in January 1998 to report the inadvertent omission of a Form 4 filing for the purchase of 100 shares in May 1997.


           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Corporation has engaged the firm of Clifton Gunderson Ltd., independent certified public accountants, to report upon the consolidated financial statements included in the Annual Report submitted herewith. A representative from said firm will be in attendance at the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to any questions from those in attendance. The Corporation has not yet selected an accounting firm to report upon its 1998 financial statements, although it intends to again engage Clifton Gunderson Ltd. for such purpose.

                                 OTHER BUSINESS

         Management of the Corporation does not know of any other business that may be presented at the Annual Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

        SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 1999 ANNUAL MEETING

         The Board of Directors requests that any shareholder proposals intended for presentation at the 1999 Annual Meeting be submitted to Thomas F. Hite, President, in writing no later than November 27, 1998 for consideration for inclusion in the Corporation's proxy materials for such meeting.



                                             By Order of the Board of Directors

                                             /s/ Thomas Hite


                                             Thomas F. Hite, President
                                             and Chief Executive Officer

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420


         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 12, 1998. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.


         The undersigned, having received notice of the Annual Meeting of Shareholders of Croghan Bancshares, Inc. to be held at 1:00 p.m. local time on Tuesday, May 12, 1998, hereby designates and appoints Thomas F. Hite, Janet E. Burkett and Clemens J. Szymanowski, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, par value of $12.50 per share, of Croghan Bancshares, Inc. that the undersigned is entitled to vote at such Meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.


         1. To elect the following twelve (12) nominees as Directors: JANET E. BURKETT, THOMAS F. HITE, JOHN P. KELLER, STEPHEN A. KEMPER, DANIEL W. LEASE, ROBERT H. MOYER, ALBERT C. NICHOLS, K. BRIAN PUGH, CLEMENS J. SZYMANOWSKI, J. TERRENCE WOLFE, CLAUDE E. YOUNG, and GARY L. ZIMMERMAN.

         ____ FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)    ____ WITHHOLD AUTHORITY FOR ALL NOMINEES

IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) IN THE FOLLOWING SPACE:



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEES. PLEASE MARK AN "X" IN ONE OF THE SPACES PROVIDED.

         THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTER LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Corporation at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.


                                                        Dated
                                                              ---------------------------------------------

                                                        ---------------------------------------------------
                                                        Signature of Shareholder

                                                        ---------------------------------------------------
                                                        Signature of Shareholder
To aid the Corporation in making arrangements
for the Annual Meeting, please indicate                 (Please sign Proxy as your name appears on your stock
your preliminary intentions for attendance:             certificate(s).  JOINT OWNERS SHOULD EACH SIGN
                                                        PERSONALLY.  When signing as attorney, executor,
____ I/We plan to attend                                administrator, trustee, guardian or corporate officer, please give your full title as such).
____ I/We do not plan to attend


    PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.